UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2015

ARCTIC CAT INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Hwy 169 North, Suite 1000 Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2015, the Board of Directors of Arctic Cat Inc. (the “Company”) elected Andrew S. Duff to the Company’s Board of Directors, effective immediately, to serve as a member of the class of directors for the term ending at the 2016 Annual Meeting of Shareholders. Mr. Duff was also appointed to the Audit Committee of the Board of Directors.

In connection with his election to the Board of Directors, Mr. Duff will receive the Company’s standard non-employee director compensation, which for the current year shall be provided on a pro-rated basis for the period beginning with his election and through the end of the Company’s fiscal year. The Company’s standard director compensation package includes the following:

•	An annual retainer fee of $50,000, which represents an annual retainer and compensation for attendance.

•	Annual committee member retainers ($7,000 for the Audit Committee; $5,000 for the Compensation and Human Resources Committee and the Governance Committee), in recognition of additional services and meetings attended in connection with such committee participation.

•	Equity in the form of stock options and restricted stock units, granted pursuant to the Company’s 2013 Omnibus Stock and Incentive Plan, with dollar values equal to $40,000 and $45,000, respectively. The options have terms expiring ten years following the date of grant, are subject to forfeiture in full if the director ceases to be a director within one year of the grant date and are subject to a three-year vesting requirement. The restricted stock units have a three-year vesting requirement.

•	Annual leadership fees ($63,000 to the Chair of the Board, $10,000 to the Chair of the Audit Committee, and $7,500 to the Chairs of the Compensation and Human Resources Committee and the Governance Committee), in recognition of additional services and time commitments.

•	Reimbursement of out-of-pocket expenses incurred on the Company’s behalf in connection with service as a director.

•	Annual use of two products from the Company’s three product lines and a trailer, to be returned each year except in the year of the director’s retirement.

Mr. Duff was not elected to the Board pursuant to any agreement or understanding between Mr. Duff and any other person. Since the beginning of the Company’s last fiscal year, neither Mr. Duff nor any of his immediate family has been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On October 20, 2015, the Company issued a press release announcing the appointment of Mr. Duff. A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

99.1	Press Release dated October 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.

/s/ CHRISTOPHER J. EPERJESY
Christopher J. Eperjesy
Chief Financial Officer

Dated: October 22, 2015

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued October 20, 2015.